SulphCo Investor Call Presentation

February 4, 2010

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. In many cases, forward-looking statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology, such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," and other similar terminology or the negative of such terminology. However, the absence of these words does not mean that the statements are not forward-looking.

In addition, these forward-looking statements include, but are not limited to, statements regarding implementing our business strategy; development, commercialization and marketing of our products; our intellectual property; our estimates of future revenue and profitability; our estimates or expectations of continued losses; our expectations regarding future expenses, including research and development, sales and marketing, manufacturing and general and administrative expenses; difficulty or inability to raise additional financing, if needed, on terms acceptable to us; our estimates regarding our capital requirements and our needs for additional financing; attracting and retaining customers and employees; sources of revenue and anticipated revenue; and competition in our market.

Forward-looking statements are only predictions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All of our forward-looking information is subject to risks and uncertainties that could cause actual results to differ materially from the results expected. Although it is not possible to identify all factors, these risks and uncertainties include the risk factors and the timing of any of those risk factors identified in "Item 1A. Risk Factors" section contained in our most recent Form 10-K, as well as the risk factors and those set forth from time to time in our filings with the Securities and Exchange Commission ("SEC"). These documents are available through our web site, http://www.sulphco.com, or through the SEC's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at http://www.sec.gov.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise.

References in this presentation to "we," us," "our," "our company," and "SulphCo" refer to SulphCo, Inc., a Nevada corporation.

Agenda

- Current Operational Highlights
- Financial and IR/PR
- Technology Update
- Commercial Update
- Q&A

Current Operational Highlights

- **Continued execution of Laguna Development Corp. application**
  - Signed Letter of Intent with Laguna in September 2009
  - Technical solution developed; Lab work continues for system optimization
  - Commercial terms finalized
  - Contract requires Laguna BOD approval

- **Development and execution of condensate application proceeding**
  - Application requirements changed by customer
  - Technical and economic goals met for new requirements
  - Addressing technical questions related to SulphCo process implementation

- **OMV program progressing**
  - Initial economic analysis performed by OMV confirming SulphCo technology benefits
  - OMV agreed to move forward with further technical and economic evaluation
  - Evaluating range of products to determine optimal benefits from SulphCo technology

- **Added customer opportunities for refining applications**
  - US-based oil company evaluating refining application
  - 2 South American oil companies evaluating Sonocracking™ as alternative to high pressure hydrotreating

Financial and IR/PR

Financials:

- As of December 31, 2009, we had approximately $1.7 million of cash on hand. Taken together with the proceeds from the recently completed equity financing transaction, the Company anticipates that current cash reserves of approximately $7.1 million at January 31, 2010 should be sufficient to fund requirements into the first quarter of 2011. The Company will continue to evaluate financing options.

Media and IR Exposure:

- On March 23, 2010, Dr. Florian Schattenmann will be making a presentation on Ultrasound Assisted Oxidative Desulfurization at the National Petrochemical & Refiners Association's 2010 Annual Meeting in Phoenix, Arizona.

Technology Update

Technology

Q4 Highlights:

- Diesel finishing and transmix:
  - Developed low CAPEX adsorption system for transmix applications
  - Established robust catalyst toolbox to accommodate stream variability
- Condensate:
  - Developed and optimized low-cost catalyst system that efficiently removes mercaptans and allows for control of total sulfur levels

Next Steps:

- Transmix:
  - Implement optimized adsorption system for transmix facilities
  - Preparing for field installation of SulphCo process at transmix facilities
- Condensate:
  - Preparing for potential field installation at customer site

Commercial Update

Commercial Strategy

Short Term Project Focus:

- Tactical focus on niche applications such as transmix, condensate, and natural gasoline
- Establish commercial field operation

Long Term Project Focus:

- Current state of technology addresses multi-million bbl/day global diesel fuel market; Focused on diesel "finishing" at refineries
- Establish relationships with "technology champions" within strategic large refining customers to focus on specific applications and execution

Sonocracking™ Diesel and Niche Applications

Niche Applications vs. Refinery Diesel Finishing

Niche Applications		Refinery Diesel Finishing
1000 – 5000 bbl/day	Application Volume (bbl/day) →	15,000 – 50,000+ bbl/day
~$2-3+/bbl	← Customer Net Benefit excl SulphCo fee ($/bbl)	~$1+/bbl
~6 – 18+ months	Order to Revenue Timeline (months) →	~18 – 30+ month

Potential Customers

- Transmix
- Condensate
- Natural Gasoline

- OMV
- Major Integrated Oil Cos.
- South American Oil Cos.

Technical Solution and Economics Unique to Each Project

Transmix Market and Applications

Transmix Market:

- Smaller volume operators (1000 – 5000 barrels per day) that collect the transition material that occurs between fuel grades (i.e., gasoline, jet fuel, diesel) being shipped down a product pipeline and reprocess the material to produce fuels for local market outlets.
- Typical market outlets include retail fuel sales, non-road applications (e.g., agricultural, marine and locomotive), and home heating fuel.
- Intermixing of jet fuel causes sulfur contamination of diesel fraction of transmix, resulting in sulfur values ranging up to 500 ppm; not an issue in the past as they were exempted from ultra low sulfur diesel regulations
- Starting in June 2010, the exemptions expire, beginning with onroad diesel fuel, requiring that diesel produced from transmix meet the <15ppm S requirement. By 2014, all applications will require <15ppm S.

Transmix Market and Applications

Transmix Applications:

- Typical operations consist of 1000 – 5000 barrel per day of total transmix; approximately half would be diesel. The market is fragmented and is spread geographically across the US. We estimate the market size to be approximately 50,000 – 75,000 barrels per day of diesel fuel.

- SulphCo's process may provide a cost effective method for reducing the sulfur content down to the legal limits. Transmix sites typically do not have the scale or sophistication to support traditional sulfur removal techniques such as hydrotreating.

- Opportunities for SulphCo's process should increase as regulations continue to phase in over the next few years.

- SulphCo's process can be scaled to fit the required process flows associated with the transmix opportunities.

Commercialization Process


Initial Decision
Introductory Phase (1-2 months)
Fundamental Technology Acceptance
Laboratory Phase (3-6 months)
Customer Commitment
Stream Specific Evaluation (~3-12+ months)
Full Technology Validation
Commercial Evaluation (~6-30+ months)
Revenue

Requirements:

✓ Customer Technical Assessment ✓ NDA or CDA	✓ Technical Champion ✓ Customer Collaboration Commitment – MoU/JDA	✓ Customer Endorsement ✓ Customer Ownership ✓ Cross-functional Customer Support	✓ Commercial Agreement ✓ Customer Installation ✓ Customer Acceptance

Deliverables:

✓ Generic Data Pack ✓ Technical Presentation ✓ Customer Requirements	✓ Promising Results ✓ Fundamental Technical Acceptance ✓ Specific Customer Application Identified	✓ Favorable Process Economics ✓ Limited Technical and Operational Risks ✓ Reliable and Consistent Results	Full-Scale Validation of: ✓ Technology ✓ Operations ✓ Economics

○ = Milestone ▭ = Program Phase

Laguna Development Corp. Update

Application:

- Decrease sulfur content in diesel produced from transmix down to required legal limits (<15ppm)

Progress to Date:

- Several samples of transmix diesel received; Initial lab work completed
- Catalyst and additive package established to meet technical and economic goals; optimization ongoing
- Commercial terms finalized; structure of deal includes an upfront payment and a recurring licensing fee

Next Steps:

- Laguna management to present contract to BOD for approval
- Pending approval, begin engineering, procurement, and construction

Golden Gate Petroleum Update

Application:

- Decrease sulfur content in diesel produced from transmix down to required legal limits (<15ppm)

Progress to Date:

- Samples of transmix received; Lab work continuing
- Initial catalyst and additive package established to meet technical goals

Next Steps:

- Optimization of catalyst and additive package
- Establish and verify value proposition → Move to commercialization phase

Condensate Program

Progress to date:

- Initial laboratory work complete – **June ‘09**
- Laboratory work supervised and confirmed by potential customer – **July ‘09**
- Application technical requirements established and reached – **July ‘09**
- Customer technical department recommended placement to facility – **Aug ’09**
- Site visit by SulphCo personnel – **Sept. ’09**
- Process requirements changed by customer – **Nov. ‘09**
- New technical requirements met – **Dec. ’09**

Next Steps:

- Customer evaluating investment and process options
- If SulphCo process is approved, Placement and Validation Agreement follow

OMV Program

Progress to Date:

- Technology Agreement signed – **May '09**
- Collaborative effort to develop application specific data – **May/June '09**
- Preliminary economic benefits established – **Sept. '09**
- Meeting to discuss economic results and path forward – **Nov. '09**
- Adsorption details and cost estimate provided to OMV – **Nov. '09**
- OMV agrees to move forward with further technical and economic evaluation to determine best application – **Dec. '09**

Next Steps:

- Evaluation of a range of products to determine optimal benefits from SulphCo technology
- Detailed program investment analysis and integration into OMV investment cycle

Additional Refinery Diesel Finishing Applications

Progress to Date (Major Oil Company):

- Received request for SulphCo process information to perform economic evaluation for diesel finishing application – **Aug ’09**
- Provided comprehensive information package – **Sept. ‘09**

Next Steps:

- Awaiting customer evaluation to determine next steps

Progress to Date (South American Oil Companies):

- Presented Technical data package
- Customers responded favorably; moved forward with economic analysis
- Reviewed current economic evaluations – **Jan. ‘10**

Next Steps:

- Awaiting further feedback to determine path forward

Summary

- Commercial terms finalized with Laguna – requires Laguna BOD approval.
- Developed technical and economic solution to condensate application – awaiting customer decision on implementation.
- OMV agrees to move forward with further technical and economic evaluation to determine optimum applications.
- Continuing to add opportunities with large refiners for diesel finishing applications.

Thank You

Q&A